Exhibit 10.78



                                                                    July 1, 1997





Mr. Randy M. Sloan
5203 Lexington Ridge Drive
Lexington, MA   02173

                      Re: Amendment of Employment Agreement
Dear Randy,

This letter agreement serves to amend the employment agreement dated as of October 1, 1996, by and between you and PolyMedica Industries, Inc. (the "Company"), (the "Employment Agreement").

         Salary. The Base Salary, as defined in Section 3.1. of the Employment Agreement, is increased to $155,000 effective August 1, 1997.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                                      Very truly yours,


                                                      /s/ Steven J. Lee
                                                      Steven J. Lee
                                                      Chairman and Chief
                                                      Executive Officer

ACCEPTED AND AGREED TO:


/s/ Randy M. Sloan
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Randy M. Sloan